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                                                                 EXHIBIT 10.14



                                LICENSE AGREEMENT

                                 by and between

                         THE SCRIPPS RESEARCH INSTITUTE,
                             a California nonprofit
                           public benefit corporation

                                       and

                              DRUG ABUSE SCIENCES,
                            a California corporation


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                                TABLE OF CONTENTS

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                                                                                                               PAGE
                                                                                                               ----
1.     Definitions................................................................................................1
       1.1      Affiliate.........................................................................................1
       1.2      Confidential Information..........................................................................2
       1.3      Field.............................................................................................2
       1.4      Licensed Product..................................................................................2
       1.5      Net Sales.........................................................................................2
       1.6      Scripps Patent Rights.............................................................................2
       1.7      Scripps Technology................................................................................3

2.     License Terms and Conditions...............................................................................3
       2.1      Grant of License..................................................................................3
       2.2      Initial License Fee...............................................................................3
       2.3      Milestone Issuances of Stock......................................................................3
       2.4      Royalties.........................................................................................3
                2.4.1    Percentage Royalty.......................................................................3
       2.5      Combination Products..............................................................................4
                2.5.1    Definition of Combination Product........................................................4
                2.5.2    Royalty Payable on Combination Products..................................................4
                2.5.3    Third Party Royalty......................................................................4
       2.6      Quarterly Payments................................................................................4
       2.7      Term of License...................................................................................5
       2.8      Sublicense........................................................................................5
       2.9      Duration of Royalty Obligations...................................................................5
       2.10     Reports...........................................................................................6
       2.11     Records...........................................................................................6
       2.12     Foreign Sales.....................................................................................6
       2.13     Foreign Taxes.....................................................................................6

3.     Patent Matters.............................................................................................6
       3.1      Patent Prosecution and Maintenance................................................................6
       3.2      Information to Licensee...........................................................................7
       3.3      Patent Costs......................................................................................7
       3.4      Ownership.........................................................................................7
       3.5      Scripps Right to Pursue Patent....................................................................7
       3.6      Infringement Actions..............................................................................8
                3.6.1    Prosecution and Defense of Infringements.................................................8
                3.6.2    Allocation of Recovery...................................................................8

4.     Obligations Related to Commercialization...................................................................8
       4.1      Commercial Development Obligation.................................................................8
       4.2      Governmental Approvals and Marketing of Licensed Products.........................................9

                                       i

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       4.3      Indemnity.........................................................................................9
       4.4      Patent Marking....................................................................................9
       4.5      No Use of Name....................................................................................9
       4.6      U.S. Manufacture..................................................................................9
       4.7      Foreign Registration.............................................................................10

5.     Limited Warranty..........................................................................................10

6.     Interests in Intellectual Property Rights.................................................................10
       6.1      Preservation of Title............................................................................10
       6.2      Royalty-free License to Improvements.............................................................10
       6.3      Governmental Interest............................................................................10
       6.4      Reservation of Rights............................................................................10

7.     Confidentiality and Publication...........................................................................11
       7.1      Treatment of Confidential Information............................................................11
       7.2      Publications.....................................................................................11
       7.3      Publicity........................................................................................11

8.     Term and Termination......................................................................................11
       8.1      Term.............................................................................................11
       8.2      Termination Upon Default.........................................................................11
       8.3      Termination Upon Bankruptcy or Insolvency........................................................12
       8.4      Rights Upon Expiration...........................................................................12
       8.5      Rights Upon Termination..........................................................................12
       8.6      Work-in-Progress.................................................................................12

9.     Assignment; Successors....................................................................................12
       9.1      Assignment.......................................................................................12
       9.2      Binding Upon Successors and Assigns..............................................................13

10.    General Provisions........................................................................................13
       10.1     Independent Contractors..........................................................................13
       10.2     Arbitration......................................................................................13
                10.2.1   Location................................................................................13
                10.2.2   Selection of Arbitrators................................................................13
                10.2.3   Discovery...............................................................................13
                10.2.4   Case Management.........................................................................13
                10.2.5.  Remedies................................................................................14
                10.2.6   Expenses................................................................................14
                10.2.7   Confidentiality.........................................................................14
       10.3     Entire Agreement; Modification...................................................................14
       10.4     California Law...................................................................................14
       10.5     Headings.........................................................................................14
       10.6     Severability.....................................................................................14
       10.7     No Waiver........................................................................................15
       10.8     Name.............................................................................................15

                                       ii

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       10.9     Attorneys'Fees...................................................................................15
       10.10    Notices..........................................................................................15
       10.11    Compliance with U.S. Laws........................................................................15

                                  iii

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          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                LICENSE AGREEMENT

                  This License Agreement is entered into and made effective as of this 18th day of June, 1996, by and between THE SCRIPPS RESEARCH INSTITUTE, nonprofit public benefit corporation ("Scripps") located at 10550 North Torrey Pines Road, La Jolla, California 92037, and Drug Abuse Sciences, a California corporation ("Licensee") located at 3 O'Dell Place, Atherton, California 94027, with respect to the facts set forth below.

                                    RECITALS

                  A. Scripps is engaged in fundamental scientific biomedical and biochemical research including research relating to Cocaine-Specific Monoclonal Antibodies: Hapten Design, Synthesis and Immunization.

                  B. Licensee is engaged in research and development of therapeutics and diagnostics for cocaine addiction.

                  C. Scripps has disclosed to Licensee certain technology described in TSRI Technology Disclosure #92-05 entitled "Cocaine-Specific Monoclonal Antibodies: Hapten Design, Synthesis and Immunization," as shell as the Scripps patent application entitled "Anti-Cocaine Vaccine" (Scripps #507.0), copies of which are attached hereto as Exhibit A and incorporated herein by reference (collectively, the "Technology Disclosure").

                  D. Scripps has the exclusive right to grant a license to the technology described in the Technology Disclosure, subject to certain rights of the U.S. Government to use such technology for its own purposes, resulting from the receipt by Scripps of certain funding from the U.S. Government.

                  E. Scripps desires to grant to Licensee, and Licensee wishes to acquire, an exclusive worldwide right and license to the technology described in the Technology Disclosure and to certain patent rights and know-how of Scripps with respect thereto, subject to the terms and conditions set forth herein, with a view to developing and marketing diagnostic and/or therapeutic products within the Field (as defined below).

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, Scripps and Licensee hereby agree as follows:

                  1. DEFINITIONS. Capitalized terms shall have the meaning set forth below.

                           1.1      AFFILIATE.  The term "Affiliate" shall mean
any entity which directly or indirectly controls, is controlled by or is under common control with Licensee. The term "control" as used herein means the possession of the power to direct or cause the direction of the management and the policies of an entity, whether through the ownership of a majority of the outstanding voting securities or by contract or otherwise.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                           1.2      CONFIDENTIAL INFORMATION.  The term
"Confidential Information" shall mean any and all proprietary or confidential information of Scripps or Licensee which may be exchanged between the parties at any time and from time to time during the term of this Agreement. Information shall not be considered confidential to the extent that it:

                                    a.      Is publicly disclosed through no
fault of any party hereto, either before or after it becomes known to the receiving party; or

                                    b.      Was known to the receiving party
prior to the date of this Agreement, which knowledge was acquired independently and not from another party hereto (or such party's employees); or

                                    c.      Is subsequently disclosed to the
receiving party in good faith by a third party who has a right to make such disclosure; or

                                    d. Has been published by a third party as a
matter of right.

                           1.3      FIELD.  The term "Field" shall mean the
field of the diagnosis and treatment of cocaine addiction and shall specifically exclude any agricultural applications or products.

                           1.4      LICENSED PRODUCT.  The term
"Licensed Product" shall mean any product which cannot be developed, manufactured, used or sold without (i) infringing one or more claims under Scripps Patent Rights or (ii) utilizing any part of Scripps Technology not otherwise includable within Scripps Patent Rights.

                           1.5      NET SALES.  The term "Net Sales" shall mean
the gross amount invoiced by Licensee, or its Affiliates and sublicensees, or any of them, on all sales of Licensed Products, less (i) discounts actually allowed, (ii) credits for claims, allowances, retroactive price reductions or returned goods, (iii) prepaid freight and (iv) sales taxes or other governmental charges actually paid in connection with sales of Licensed Products (but excluding what is commonly known as income taxes). For purposes of determining Net Sales, a sale shall be deemed to have occurred when an invoice therefor shall be generated or the Licensed Product shipped for delivery. Sales of Licensed Products by Licensee, or an Affiliate or sublicensee of Licensee to any Affiliate or sublicensee which is a reseller thereof shall be excluded, and only the subsequent sale of such Licensed Products by Affiliates or sublicensees of Licensee to unrelated parties shall be deemed Net Sales hereunder.

                           1.6      SCRIPPS PATENT RIGHTS.  The "Scripps Patent
Rights" shall mean rights arising out of or resulting from (i) any and all U.S. and foreign patent applications and patents covering Scripps Technology, (ii) the patents proceeding from such applications, (iii) all claims of continuations-in-part directed solely to subject matter specifically described in the Technology Disclosure, and (iv) divisionals, continuations, reissues, reexaminations, and extensions of any patent or application set forth in
(i)-(iii) above, so long as said patents have not been held invalid and/or unenforceable by a court of competent jurisdiction from which there is no appeal or, if appealable, from which no appeal has been taken.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                           1.7      SCRIPPS TECHNOLOGY.  The term "Scripps
Technology" shall mean so much of the technology as is proprietary to Scripps disclosed in the Technology Disclosure, together with materials, information and know-how related thereto whether or not the same is eligible for protection under the patent laws of the United States or elsewhere, and whether or not any such processes and technology, or information related thereto, would be enforceable as a trade secret or the copying of which would be enjoined or restrained by a court as constituting unfair competition.

                  2.       LICENSE TERMS AND CONDITIONS.

                           2.1      GRANT OF LICENSE. Scripps hereby grants
to Licensee an exclusive, worldwide license, including the right to sublicense, to Scripps Technology and under Scripps Patent Rights, to make, to have made, to use, and to sell Licensed Products in the Field, subject to the terms of this Agreement.

                           2.2      INITIAL LICENSE FEE.  In partial
consideration for the exclusive license granted pursuant to Section 2.1 hereof, Licensee shall pay to Scripps a nonrefundable license fee upon execution of this Agreement in the amount of [***]. In addition, pursuant to a Common Stock Purchase Agreement in substantially the form attached hereto as Exhibit B and incorporated herein by this reference (a "Common Stock Purchase Agreement"), promptly after the effective date hereof, Licensee shall issue to Scripps (subject to the terms and conditions of the Common Stock Purchase Agreement and conditioned upon such issuance being exempt from any federal or state securities registration requirements) 110,765 shares of Licensee's Nonvoting Common Stock (the "Shares"). The license fee described in this Section is consideration for the grant and continuation of the license hereunder, and Scripps shall have no obligation to return any portion of such license fee, notwithstanding any failure by Licensee to develop any Licensed Product or market any Licensed Product commercially, and notwithstanding the volume of sales of any such Licensed Product.

                           2.3      MILESTONE ISSUANCES OF STOCK.  Pursuant to a
Common Stock Purchase Agreement in substantially the form attached hereto as Exhibit B, and in addition to the other consideration set forth in this Article 2 for the exclusive license granted pursuant to Section 2.1 hereof, Licensee shall issue to Scripps (subject to the terms and conditions of the Common Stock Purchase Agreement and conditioned such issuance being exempt from any federal or state securities registration requirements) shares of Licensee's Nonvoting Common Stock (or, if any such issuance shall occur after the closing of an initial public offering of Licensee's Common Stock pursuant to a Registration Statement filed under the Securities Act of 1933, shares of such Common Stock) as follows: (i) 166,148 shares upon the filing of an investigational new drug application ("IND") for an efficacy clinical trial sponsored by Licensee or its Sublicensee with the U.S. Food and Drug Administration in respect of a Licensed Product and (ii) 166,148 shares upon demonstration of human clinical efficacy for a primary end point in a Phase clinical trial sponsored by Licensee or its Sublicensee in respect of a Licensed Product.

                           2.4      ROYALTIES.

                                    2.4.1   PERCENTAGE ROYALTY.  As additional
consideration for the exclusive license granted pursuant to Section 2.1 hereof, Licensee shall pay to Scripps a [***] on

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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a country-by-country basis in the amount of (i) [***] which cannot be made, used or sold in such country without utilizing one or more valid claims under Scripps Patent Rights and (ii) [***].

                           2.5      COMBINATION PRODUCTS.

                                    2.5.1   DEFINITION OF COMBINATION PRODUCT.
As used herein, the term "Combination Product" shall mean a Licensed Product which cannot be manufactured, used or sold without infringing Scripps Patent Rights, utilizing Scripps Technology licensed hereunder, infringing or utilizing one or more patents or proprietary technology or know-how of (i) Licensee, (ii) a third party licensed pursuant to an agreement between Licensee and such third party, or (iii) Scripps under a license agreement other than this Agreement (referred to herein as "other licensed rights").

                                    2.5.2   ROYALTY PAYABLE ON COMBINATION
PRODUCTS. The royalty payable on Combination Products shall be the royalty rate set forth in Section 2.2.1 above based on a pro rata portion of Net Sales of Combination Products in accordance with the following formula:

                                          A
                                    X =   -
                                          B, where

                                    X = the pro rata portion of Net Sales
                           attributable to Scripps Patent Rights or other Scripps Technology licensed herein (expressed as a percentage), and

                                    A = the fair market value of the component
                           in the Combination Product utilizing Scripps
                           Technology licensed hereunder, and

                                    B = A plus the fair market value of all
                           other components in the Combination Product using other licensed rights.

                                    2.5.3   THIRD PARTY ROYALTY.  In the event
that Licensee is required to pay a third party a royalty in order to enjoy the benefits of its license under this Agreement, the parties shall negotiate a reasonable deduction in the royalties owed under Section 2.4 to offset the third party royalty, but in no event shall the deduction be greater than [***] of the applicable royalty set forth in Section 2.4.

The fair market values described above shall be determined by the parties hereto in good faith. In the absence of agreement as to the fair market value of all of the components contained in a Combination Product, the fair market value of each component shall be determined by arbitration in accordance with the provisions of Section 10.2 hereof.

                           2.6      QUARTERLY PAYMENTS.

                                    2.6.1   SALES BY LICENSEE.  With regard to
Net Sales made by Licensee or its Affiliates, royalties shall be payable by Licensee [***], based upon the Net Sales

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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of Licensed Products during such preceding calendar quarter, commencing with the calendar quarter in which the first commercial sale of any Licensed Product is made.

                                    2.6.2   SALES BY SUBLICENSEES.  With regard
to Net Sales made by sublicensees of Licensee or its Affiliates, royalties shall be payable by Licensee quarterly, within ninety (90) days after the end of each calendar quarter, based upon the Net Sales of Licensed Products by such sublicensee during such preceding calendar quarter, commencing with the calendar quarter in which the first commercial sale of any Licensed Product is made by such sublicensee.

                           2.7      TERM OF LICENSE.  Unless terminated sooner
in accordance with the provisions of this Agreement, the term of this license shall expire when the last of the royalty obligations set forth has expired. Notwithstanding the foregoing, if applicable government regulations require a shorter term and/or a shorter term of exclusivity than provided for herein, then the term of this License Agreement shall be so shortened or this License Agreement shall be amended to provide for a non-exclusive license, and, in such event, the parties shall negotiate in good faith to reduce appropriately the royalties payable as set forth under the section heading "Royalties" hereof.

                           2.8      SUBLICENSE.  Licensee shall have the sole
and exclusive right to grant sublicenses to any party with respect to the rights conferred upon Licensee under this Agreement, provided, however, that (i) any such sublicense shall be subject in all respects to the restrictions, exceptions, royalty obligations, reports, termination provisions, and other provisions contained in this Agreement (but not including the payment of a license fee pursuant to Section 2.2 hereof) and (ii) each such sublicensee, and the form and substance of each such sublicense, shall be subject to the prior written approval of Scripps, which approval shall not be unreasonably withheld, provided, however, that any sublicense granted to an Affiliate of Licensee shall not be subject to Scripps's prior written approval. No approval shall be required as to any sublicense which utilizes the form of sublicense attached hereto as Exhibit C. Licensee shall pay Scripps, or cause its Affiliate or sublicensee to pay Scripps, the same royalties on all Net Sales of such Affiliate or sublicensee the same as if said Net Sales had been made by Licensee. Each Affiliate and sublicensee shall report its Net Sales to Scripps through Licensee, which Net Sales shall be aggregated with any Net Sales of Licensee for purposes of determining the Net Sales upon which royalties are to be paid to Scripps.

                  Except as set forth below, any revenues, other than royalties, due Licensee pursuant to the grant of a sublicense to a party not an Affiliate shall be reported to Scripps by Licensee. Licensee shall pay to Scripps [***] of any such revenue, where such license is a bare patent license. As to all fees other than for a bare patent license, the amount paid Scripps shall be negotiated, based on the respective contributions of the parties. In no event shall reasonable fees for performing research by Licensee be included in any determination of the revenues to be due Scripps.

                           2.9      DURATION OF ROYALTY OBLIGATIONS.  The
royalty obligations of Licensee as to each Licensed Product shall terminate on a country-by-country basis concurrently with the expiration of the last to expire of Scripps Patent Rights utilized by or in such Licensed Product in each such country or, with respect to Licensed Products not utilizing any Scripps Patent Rights, the earlier of fifteen (15) years after the date of first commercial sale of such Licensed Product in such country or the termination of the use of Confidential Information coming within Scripps Technology.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                           2.10     REPORTS.  Licensee shall furnish to Scripps
at the same time as each royalty payment is made by Licensee, a detailed written report of Net Sales of the Licensed Products and the royalty due and payable thereon, including a description of any offsets or credits deducted therefrom, on a product-by-product and country-by-country basis, for the calendar quarter upon which the royalty payment is based.

                           2.11     RECORDS.  Licensee shall keep, and cause its
Affiliates and sublicensees to keep, full, complete and proper records and accounts of all sales of Licensed Products in sufficient detail to enable the royalties payable on Net Sales of each Licensed Product to be determined. Scripps shall have the right to appoint an independent certified public accounting firm approved by Licensee, which approval shall not be unreasonably withheld, to audit the records of Licensee, its Affiliates and sublicensees as necessary to verify the royalties payable pursuant to this Agreement. Licensee, its Affiliates and sublicensees shall pay to Scripps an amount equal to any additional royalties to which Scripps is entitled as disclosed by the audit, [***]. Such audit shall be at Scripps's expense; provided however, that if the audit discloses that Scripps was underpaid royalties with respect to any Licensed Product by [***] for any calendar quarter, then Licensee, its Affiliates or sublicensee, as the case may be shall reimburse Scripps for any such audit costs. Scripps may exercise its right of audit as to each of Licensee, its Affiliates or sublicensees no more frequently than once in any calendar year. The accounting firm shall disclose to Scripps only information relating to the accuracy of the royalty payments. Licensee, its Affiliates and sublicensees shall preserve and maintain all such records required for audit for a period of three (3) years after the calendar quarter to which the record applies.

                           2.12     FOREIGN SALES.  The remittance of royalties
payable on sales outside the United States shall be payable to Scripps in United States Dollar equivalents at the official rate of exchange of the currency of the country from which the royalties are payable, as quoted in the Wall Street Journal for the last business day of the calendar quarter in which the royalties are payable. If the transfer of or the conversion into the United States Dollar equivalents of any such remittance in any such instance is not lawful or possible, the payment of such part of the royalties as is necessary shall be made by the deposit thereof, in the currency of the county where the sale was made on which the royalty was based to the credit and account of Scripps or its nominee in any commercial bank or trust company of Scripps's choice located in that country, prompt written notice of which shall be given by Licensee to Scripps.

                           2.13     FOREIGN TAXES.  Any tax required to be
withheld by Licensee under the laws of any foreign country for the accounts of Scripps shall be promptly paid by Licensee for and on behalf of Scripps to the appropriate governmental authority, and Licensee shall use its best efforts to furnish Scripps with proof of payment of such tax together with official or other appropriate evidence issued by the applicable government authority. Any such tax actually paid on Scripps's behalf shall be deducted from royalty payments due Scripps.

                     3.    PATENT MATTERS.

                           3.1      PATENT PROSECUTION AND MAINTENANCE.  From
and after the date of this Agreement, the provisions of this Section 3 shall control the prosecution and maintenance of any patent included within Scripps Patent Rights. Subject to the requirements, limitations and

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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conditions set forth in this Agreement, Scripps shall direct and control (i)
the preparation, filing and prosecution of the United States and foreign patent applications within Scripps Patent Rights (including any interferences and foreign oppositions), except that Licensee shall not be liable for expenses related to foreign patent applications, which foreign patent applications have not received Licensee's approval for filing and continued prosecution, and (ii) maintain the patents issuing therefrom. Scripps shall select the patent attorney, subject to Licensee's written approval, which approval shall not be unreasonably withheld. Both parties hereto agree that Scripps may, at its sole discretion, utilize Scripps Office of Patent Counsel in lieu of outside counsel for patent prosecution and maintenance described herein, and the fees and expenses incurred by Scripps with respect to work done by such Office of Patent Counsel shall be paid as set forth below. Licensee shall have full rights of consultation with the patent attorney so selected on all matters relating to Scripps Patent Rights. Scripps shall use its best efforts to implement all reasonable requests made by Licensee with regard to the preparation, filing, prosecution and/or maintenance of the patent applications and/or patents within Scripps Patent Rights.

                           3.2      INFORMATION TO LICENSEE.  Scripps shall
keep Licensee informed with regard to the patent application and maintenance processes. Scripps shall deliver to Licensee copies of all patent applications, amendments, related correspondence, and other related matters.

                           3.3      PATENT COSTS.  Licensee acknowledges and
agrees that Scripps does not have independent funding to cover patent costs, and that the license granted hereunder is in part in consideration for Licensee's assumption of patent costs and expenses as described herein. Licensee shall pay for all expenses incurred by Scripps pursuant to Section
3.1 hereof. In addition, Licensee agrees to reimburse Scripps for all patent costs and expenses paid or incurred by Scripps to date in connection with Scripps Patent Rights licensed hereunder. Licensee agrees to pay all such past and future patent expenses directly or to reimburse Scripps for the payment of such expenses within sixty (60) days after Licensee receives an itemized invoice therefor. In the event Licensee elects to discontinue payment for the filing, prosecution and/or maintenance of any patent application and/or patent within Scripps Patent Rights, any such patent application or patent shall be excluded from the definition of Scripps Patent Rights and from the scope of the license granted under this Agreement, and all rights relating thereto shall revert to Scripps and may be freely licensed by Scripps. Licensee shall give Scripps at least sixty (60) days' prior written notice of such election. No such notice shall have any effect on Licensee's obligations to pay expenses incurred up to the effective date of such election.

                           3.4      OWNERSHIP.  The patent applications filed
and the patents obtained by Scripps pursuant to Section 3.1 hereof shall be owned solely by Scripps, assigned to Scripps and deemed a part of Scripps Patent Rights.

                           3.5      SCRIPPS RIGHT TO PURSUE PATENT.  If at
any time during the term of this Agreement, Licensee's rights with respect to Scripps Patent Rights are terminated, Scripps shall have the right to take whatever action Scripps deems appropriate to obtain or maintain the corresponding patent protection at its own expense. If Scripps pursues patents under this Section 3.5, Licensee agrees to entertain any request by Scripps to cooperate in the prosecution

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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of such patents, including by providing, at no charge to Scripps, all appropriate technical data and executing all necessary legal documents.

                             3.6    INFRINGEMENT ACTIONS.

                                    3.6.1 PROSECUTION AND DEFENSE OF
INFRINGEMENTS. Except as provided herein, in order to maintain the license granted hereunder in force, Licensee shall prosecute any and all infringements of any Scripps Patent Rights and shall defend all charges of infringement arising as a result of the exercise of Scripps Patent Rights by Licensee, its Affiliates or sublicensees, unless otherwise agreed to between Scripps and Licensee and Licensee shall hold Scripps harmless from any costs or expenses of liability respecting all such infringements. Licensee may enter into settlements, stipulated judgments or other arrangements respecting such infringement, at its own expense, but only with the prior written consent of Scripps, which consent shall not be unreasonably withheld. Scripps shall permit any action to be brought in its name if required by law. Scripps agrees to provide reasonable assistance of a technical nature which Licensee may require in any litigation arising in accordance with the provisions of this Section 3.6.1, for which Licensee shall pay to Scripps a reasonable hourly rate of compensation. In the event Licensee fails to prosecute any such infringement, Licensee shall notify Scripps in writing promptly and Scripps shall have the right to prosecute such infringement on its own behalf. Failure on the part of Licensee to prosecute any such infringement shall be grounds for termination of the license granted to Licensee hereunder (but solely with respect to the patent at issue, which, with respect to the country in which such infringement occurs, shall thereafter be excluded from the definition of Scripps Patent Rights) at the option of Scripps, unless Licensee shall have established to Scripps reasonable satisfaction that such prosecution would be unwarranted or unreasonable in view of the likelihood of success, the costs of prosecution, the amount of any anticipated recovery, or the economic impact of the infringement.

                                    3.6.2   ALLOCATION OF RECOVERY.  Any
damages or other recovery from an infringement action undertaken by Licensee pursuant to Section 3.6.1 shall first be used to reimburse the parties for the costs and expenses incurred in such action, and shall thereafter be allocated between the parties as follows: [***]. If Licensee fails to prosecute any such action to completion, then any damages or other recovery net of the parties' costs and expenses incurred in such infringement action shall be the sole property of Scripps.

                     4.    OBLIGATIONS RELATED TO COMMERCIALIZATION.

                           4.1      COMMERCIAL DEVELOPMENT OBLIGATION.  In
order to maintain the license granted hereunder in force, Licensee shall use reasonable efforts and due diligence to develop Scripps Technology and Scripps Patent Rights which are licensed hereunder into commercially viable Licensed Products, as promptly as is reasonably and commercially feasible, and thereafter to produce and sell reasonable quantities of Licensed Products. Licensee shall keep Scripps generally informed as to Licensee's progress in such development, production and sale, including its efforts, if any, to sublicense Scripps Technology and Scripps Patent Rights, and Licensee shall deliver to Scripps an annual written report and such other reports as Scripps may reasonably request. The parties hereto acknowledge and agree to negotiate milestones on an annual basis, beginning with the effective date of this Agreement, for the proceeding year, and said milestones shall be incorporated into this Agreement as Exhibit D; however, in this regard,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Scripps hereby acknowledges that Licensee is an early-stage technology company and Scripps Technology is in an early stage of development and that milestones will be established accordingly. The achievement of the milestones described in Exhibit D attached hereto on or before the dates set forth therein shall be evidence of compliance by Licensee with its commercial development obligations hereunder for the time periods specified in Exhibit
D. In the event Scripps has a reasonable basis to believe that Licensee is not using reasonable efforts and due diligence as required hereunder, upon notice by Scripps to Licensee which specifies the basis for such belief, Scripps and Licensee shall negotiate in good faith to attempt to mutually resolve the issue. In the event Scripps and Licensee cannot agree upon any matter related to Licensee's commercial development obligations, the parties agree to utilize arbitration pursuant to Section 10.2 hereof in order to resolve the matter. If the arbitrator determines that Licensee has not complied with its obligations hereunder, and such default is not fully cured within sixty (60) days after the arbitrator's decision, Scripps may terminate Licensee's rights under this Agreement.

                           4.2      GOVERNMENTAL APPROVALS AND MARKETING OF
LICENSED PRODUCTS. Licensee shall be responsible for obtaining all necessary governmental approvals for the development, production, distribution, sale and use of any Licensed Product, at Licensee's expense, including, without limitation, any safety studies. Licensee shall have sole responsibility for any warning labels, packaging and instructions as to the use of Licensed Products and for the quality control for any Licensed Product.

                           4.3      INDEMNITY.  Licensee hereby agrees to
indemnify, defend and hold harmless Scripps and any parent, subsidiary or other affiliated entity and their trustees, officers, employees, scientists and agents from and against any liability or expense arising from any product liability claim asserted by any party as to any Licensed Product or any claims arising from the use of any Scripps Patent Rights or Scripps Technology pursuant to this Agreement. Such indemnity and defense obligation shall apply to any product liability or other claims, including without limitation, personal injury, death or property damage, made by employees, subcontractors, sublicensees, or agents of Licensee, as well as any member of the general public. Licensee shall use its best efforts to have Scripps and any parent, subsidiary or other affiliated entity and their trustees, officers, employees, scientists and agents named as additional insured parties on any product liability insurance policies maintained by Licensee, its Affiliates and sublicensees applicable to Licensed Products.

                           4.4      PATENT MARKING.  To the extent required
by applicable law, Licensee shall mark all Licensed Products or their containers in accordance with the applicable patent marking laws.

                           4.5      NO USE OF NAME.  The use of the name "The
Scripps Research Institute", "Scripps", or any variation thereof in connection with the advertising or sale of Licensed Products is expressly prohibited.

                           4.6      U.S. MANUFACTURE.  To the extent required
by applicable United States laws, if at all, Licensee agrees that Licensed Products will be manufactured in the United States, or its territories, subject to such waivers as may be required, or obtained, if at all, from the United States Department of Health and Human Services, or its designee.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           4.7      FOREIGN REGISTRATION.  Licensee agrees to
register this Agreement with any foreign governmental agency which requires such registration, and Licensee shall pay all costs and legal fees in connection therewith. In addition, Licensee shall assure that all foreign laws affecting this Agreement or the sale of Licensed Products are fully satisfied.

                   5. LIMITED WARRANTY. Scripps hereby represents and warrants that it has full right and power to enter into this Agreement. SCRIPPS MAKES NO OTHER WARRANTIES CONCERNING SCRIPPS PATENT RIGHTS OR SCRIPPS TECHNOLOGY COVERED BY THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO SCRIPPS PATENT RIGHTS, SCRIPPS TECHNOLOGY OR ANY LICENSED PRODUCT. SCRIPPS MAKES NO WARRANTY OR REPRESENTATION AS TO THE VALIDITY OR SCOPE OF SCRIPPS PATENT RIGHTS, OR THAT ANY LICENSED PRODUCT WILL BE FREE FROM AN INFRINGEMENT ON PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR THAT NO THIRD PARTIES ARE IN ANY WAY INFRINGING SCRIPPS PATENT RIGHTS OR SCRIPPS TECHNOLOGY COVERED BY THIS AGREEMENT.

                   6.      INTERESTS IN INTELLECTUAL PROPERTY RIGHTS.

                           6.1      PRESERVATION OF TITLE.  Scripps shall
retain full ownership and title to Scripps Technology, and Scripps Patent Rights licensed hereunder and shall use its reasonable best efforts to preserve and maintain such full ownership and title, subject to Licensee fully performing all of its obligations under this Agreement.

                           6.2      ROYALTY-FREE LICENSE TO IMPROVEMENTS.
Licensee hereby grants to Scripps a non-exclusive, royalty-free license to any improvement to Scripps Technology developed by Licensee, to use for its own non-commercial research purposes or grant to other nonprofit institutions for their non-commercial research purposes, it being understood that Licensee has no duty to disclose to Scripps any such improvements and in the event of an inadvertent disclosure, such disclosure shall be governed by the restrictions as set forth in Section 7.1 Treatment of Confidential Information.

                           6.3      GOVERNMENTAL INTEREST.  Licensee and
Scripps acknowledge that Scripps has received, and expects to continue to receive, funding from the United States Government in support of Scripps's research activities. Licensee and Scripps acknowledge and agree that their respective rights and obligations pursuant to this Agreement shall be subject to Scripps's obligations and the rights of the United States Government, if any, which arise or result from Scripps's receipt of research support from the United States Government, including without limitation, the grant by Scripps to the United States a non-exclusive, irrevocable, royalty-free license to Scripps Technology and Scripps Patent Rights licensed hereunder for governmental purposes.

                           6.4      RESERVATION OF RIGHTS.  Scripps reserves
the right to use for any non-commercial research purposes and the right to allow other nonprofit institutions to use for any non-commercial research purposes any Scripps Technology and Scripps Patent Rights

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

licensed hereunder, without Scripps or such other institutions being obligated to pay Licensee any royalties or other compensation.

                    7.     CONFIDENTIALITY AND PUBLICATION.

                           7.1      TREATMENT OF CONFIDENTIAL INFORMATION.
The parties agree that during the term of this Agreement, and for a period of three (3) years after this Agreement terminates, a party receiving Confidential Information of the other party will (i) maintain in confidence such Confidential Information to the same extent such party maintains its own proprietary industrial information, (ii) not disclose such Confidential Information to any third party without prior written consent of the other party and (iii) not use such Confidential Information for any purpose except those permitted by this Agreement.

                           7.2      PUBLICATIONS.  Licensee agrees that
Scripps shall have a right to publish in accordance with its general policies, subject to the confidential commitments of Section 7.1 Treatment of Confidential Information, which shall not be overridden by this Section.

                           7.3      PUBLICITY.  Except as otherwise provided
herein or required by law, no party shall originate any publication, news release or other public announcement, written or oral, whether in the public press, stockholders' reports, or otherwise, relating to this Agreement or to any sublicense hereunder, or to the performance hereunder or any such agreements, without the prior written approval of the other party, which approval shall not be unreasonably withheld. Scientific publications published in accordance with Section 7.2 of this Agreement shall not be construed as publicity governed by this Section 7.3.

                    8.     TERM AND TERMINATION.

                           8.1 TERM. Unless terminated sooner in accordance
with the terms set forth herein, this Agreement, and the license granted hereunder, shall terminate as provided in Section 2.6 hereof.

                           8.2      TERMINATION UPON DEFAULT.  Any one or
more of the following events shall constitute an event of default hereunder:
(i) the failure of a party to pay any amounts when due hereunder and the expiration of fifteen (15) days after receipt of a written notice requesting the payment of such amount; (ii) the failure of a party to perform any obligation required of its to be performed hereunder, and the failure to cure within sixty (60) days after receipt of notice from the other party specifying in reasonable detail the nature of such default; Upon the occurrence of any event of default, the non-defaulting party may deliver to the defaulting party written notice of intent to terminate, such termination to be effective upon the date set forth in such notice.

                  Such termination rights shall be in addition to and not in substitution for any other remedies that may be available to the non-defaulting party. Termination pursuant to this Section 8.2 shall not relieve the defaulting party from liability and damages to the other party for breach of this Agreement. Waiver by either party of a single default or a succession of defaults shall not deprive such party of any right to terminate this Agreement arising by reason of any subsequent default.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           8.3      TERMINATION UPON BANKRUPTCY OR
INSOLVENCY. This Agreement may be terminated by Scripps giving written notice of termination to Licensee upon the filing of bankruptcy or bankruptcy of Licensee or the appointment of a receiver of any of Licensee's assets, or the making by Licensee of any assignment for the benefit of creditors, or the institution of any proceedings against Licensee under any bankruptcy law. Termination shall be effective upon the date specified in such notice.

                           8.4      RIGHTS UPON EXPIRATION.  Neither party
shall have any further rights or obligations upon the expiration of this Agreement upon its regularly scheduled expiration date with respect to this Agreement, other than the obligation of Licensee to make any and all reports and payments for the final quarter period. Provided, however, that upon such expiration, each party shall be required to continue to abide by its nondisclosure obligations as described in Section 7.1, and Licensee shall continue to abide by its obligation to indemnify Scripps as described in
Section 4.3 and by its obligations under Section 6.2 hereof.

                           8.5      RIGHTS UPON TERMINATION.  Notwithstanding
any other provision of this Agreement, upon any termination of this Agreement prior to the regularly scheduled expiration date of this Agreement, the license granted hereunder shall terminate. Except as otherwise provided in
Section 8.6 of this Agreement with respect to work-in-progress, upon such termination, Licensee shall have no further right to develop, manufacture or market any Licensed Product, or to otherwise use any Scripps Patent Rights or any Scripps Technology not otherwise includable therein. Upon any such termination, Licensee shall promptly return all materials, samples, documents, information, and other materials which embody or disclose Scripps Patent Rights or any Scripps Technology not otherwise includable therein; provided, however, that Licensee shall not be obligated to provide Scripps with proprietary information which Licensee can show that it independently developed. Licensee shall be free to keep one copy of all such materials, samples, documents, information, and other materials for the sole purpose of monitoring its obligations under this Section 8.5. Any such termination shall not relieve either party from any obligations accrued to the date of such termination. Upon such termination, each party shall be required to abide by its nondisclosure obligations as described in Section 7.1, and Licensee shall continue to abide by its obligations to indemnify Scripps as described in
Section 4.3.

                           8.6      WORK-IN-PROGRESS.  Upon any such early
termination of the license granted hereunder in accordance with this Agreement, Licensee shall be entitled to finish any work-in-progress and to sell any completed inventory of a Licensed Product covered by such license which remain on hand as of the date of the termination, so long as Licensee pays to Scripps the royalties applicable to said subsequent sales in accordance with the terms and conditions as set forth in this Agreement, provided that no such sales shall be permitted after the expiration of six
(6) months after the date of termination.

                    9.     ASSIGNMENT; SUCCESSORS.

                           9.1      ASSIGNMENT.  Neither this Agreement nor
any rights granted hereunder may be assigned or transferred by Licensee except (i) to an Affiliate of Licensee or (ii) as expressly permitted hereunder, without the prior written consent of Scripps, which shall not be unreasonably withheld.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           9.2      BINDING UPON SUCCESSORS AND ASSIGNS.
Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of any successors in interest and assigns of Scripps and Licensee. Any such successor or assignee of Licensee's interest shall expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by Licensee.

                   10.     GENERAL PROVISIONS.

                           10.1     INDEPENDENT CONTRACTORS.  The
relationship between Scripps and Licensee is that of independent contractors. Scripps and Licensee are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no other relationship other than independent contracting parties. Scripps and Licensee shall have no power to bind or obligate each other in any manner, other than as is expressly set forth in this Agreement.

                           10.2     ARBITRATION.  Any controversy or claim
arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), and the procedures set forth below. In the event of any inconsistency between the Rules of AAA and the procedures set forth below, the procedures set forth below shall control. Judgment upon the award rendered by the arbitrators may be enforced in any court having jurisdiction thereof.

                                    10.2.1  LOCATION.  The location of the
arbitration shall be in the County of San Diego.

                                    10.2.2  SELECTION OF ARBITRATORS.  The
arbitration shall be conducted by a panel of three neutral arbitrators who are independent and disinterested with respect to the parties, this Agreement, and the outcome of the arbitration. Each party shall appoint one neutral arbitrator, and these two arbitrators so selected by the parties shall then select the third arbitrator. If one party has given written notice to the other party as to the identity of the arbitrator appointed by the party, and the party thereafter makes a written demand on the other party to appoint its designated arbitrator within the next ten days, and the other patty fails to appoint its designated arbitrator within ten days after receiving said written demand, then the arbitrator who has already been designated shall appoint the other two arbitrators.

                                    10.2.3  DISCOVERY.  Unless the parties
mutually agree in writing to some additional and specific pre-hearing discovery, the only pre-hearing discovery shall be (a) reasonably limited production of relevant and non-privileged documents, and (b) the identification of witnesses to be called at the hearing, which identification shall give the witness's name, general qualifications and position, and a brief statement as to the general scope of the testimony to be given by the witness. The arbitrators shall decide any disputes and shall control the process concerning these pre-hearing discovery matters. Pursuant to the Rules of AAA, the parties may subpoena witnesses and documents for presentation at the hearing.

                                    10.2.4  CASE MANAGEMENT.  Prompt
resolution of any dispute is important to both parties; and the parties agree that the arbitration of any dispute shall be conducted expeditiously. The arbitrators are instructed and directed to assume case management

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

initiative and control over the arbitration process (including scheduling of events, pre-hearing discovery and activities, and the conduct of the hearing), in order to complete the arbitration as expeditiously as is reasonably practical for obtaining a just resolution of the dispute.

                                    10.2.5  REMEDIES.  The arbitrators may
grant any legal or equitable remedy or relief that the arbitrators deem just and equitable, to the same extent that remedies or relief could be granted by a state or federal court, provided however, that no punitive damages may be awarded. No court action may be maintained seeking punitive damages. The decision of any two of the three arbitrators appointed shall be binding upon the parties.

                                    10.2.6  EXPENSES.  The expenses of the
arbitration, including the arbitrators' fees, expert witness fees, and attorney's fees, may be awarded to the prevailing party, in the discretion of the arbitrators, or may be apportioned between the parties in any manner deemed appropriate by the arbitrators. Unless and until the arbitrators decide that one party is to pay for all (or a share) of such expenses, both parties shall share equally in the payment of the arbitrators' fees as and when billed by the arbitrators.

                                    10.2.7  CONFIDENTIALITY.  Except as set
forth below, the parties shall keep confidential the fact of the arbitration, the dispute being arbitrated, and the decision of the arbitrators. Notwithstanding the foregoing, the parties may disclose information about the arbitration to persons who have a need to know, such as directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be directly affected. Additionally, if a party has stock which is publicly traded, the party may make such disclosures as are required by applicable securities laws. Further, if a party is expressly asked by a third party about the dispute or the arbitration, the party may disclose and acknowledge in general and limited terms that there is a dispute with the other party which is being (or has been) arbitrated. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then these confidentiality provisions shall no longer be applicable.

                           10.3     ENTIRE AGREEMENT; MODIFICATION.  This
Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof. There shall be no amendments or modifications to this Agreement, except by a written document which is signed by both parties.

                           10.4     CALIFORNIA LAW.  This Agreement shall be
construed and enforced in accordance with the laws of the State of California.

                           10.5     HEADINGS.  The headings for each article
and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

                           10.6     SEVERABILITY.  Should any one or more of
the provisions of this Agreement be held invalid or unenforceable by a court of competent jurisdiction, it shall be considered severed from this Agreement and shall not serve to invalidate the remaining provisions thereof. The parties shall make a good faith effort to replace any invalid or

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

unenforceable provision with a valid and enforceable one such that the objectives contemplated by them when entering this Agreement may be realized.

                           10.7     NO WAIVER.  Any delay in enforcing a
party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such party's rights to the future enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

                           10.8     NAME.  Whenever there has been an
assignment or a sublicense by Licensee as permitted by this Agreement, the term "Licensee" as used in this Agreement shall also include and refer to, if appropriate, such assignee or sublicensee.

                           10.9     ATTORNEYS' FEES.  In the event of a
dispute between the parties hereto or in the event of any default hereunder, the party prevailing in the resolution of any such dispute or default shall be entitled to recover its reasonable attorneys' fees and other costs incurred in connection with resolving such dispute or default.

                           10.10    NOTICES.  Any notices required by this
Agreement shall be in writing, shall specifically refer to this Agreement and shall be sent by registered or certified airmail, postage prepaid, or by telefax, telex or cable, charges prepaid, or by overnight courier, postage prepaid and shall be forwarded to the respective addresses set forth below unless subsequently changed by written notice to the other party:

         For Scripps:         The Scripps Research Institute
                              10550 North Torrey Pines Road
                              La Jolla, California 92037
                              Attention: V.P., Technology Development
                              Fax No.: (619) 554-9910

         For Licensee:        Drug Abuse Sciences
                              3 O'Dell Place
                              Atherton, California 94207
                              Attention: President
                              Fax No.: 415-328-8892

Notice shall be deemed delivered upon the earlier of (i) when received, (ii) three (3) days after deposit into the mail, or (iii) the date notice is sent via telefax, telex or cable, (iv) the day immediately following delivery to overnight courier (except Sunday and holidays).

                           10.11    COMPLIANCE WITH U.S. LAWS.  Nothing
contained in this Agreement shall require or permit Scripps or Licensee to do any act inconsistent with the requirements of any United States law, regulation or executive order as the same may be in effect from time to time.

                  IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date set forth above.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCRIPPS:                                      LICENSEE:

THE SCRIPPS RESEARCH INSTITUTE                DRUG ABUSE SCIENCES

By:  /s/ Arnold LaGuardia                     By:  /s/ Philippe Pouletty
    ---------------------------------            ------------------------------
Title:  Sr. Vice President                    Title:  Chairman


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT B

                            DRUGABUSE SCIENCES, INC.

                         COMMON STOCK PURCHASE AGREEMENT

                  THIS AGREEMENT is made as of June 18, 1996, between DRUGABUSE SCIENCES, INC., a California corporation (the "Company"), and The Scripps Research Institute ("Scripps").

                                    RECITALS

                  A. The Company has entered into and made effective as of the execution hereof a License Agreement with Scripps (the "License Agreement").

                  B. In connection with the License Agreement, the Company wishes to issue to Scripps: (i) an aggregate of 110,765 shares of Common Stock of the Company, which shares, when issued, represent .75% of the outstanding shares of the Company immediately prior to the execution of this Agreement; (ii) a warrant to purchase an aggregate of 166,148 shares of Common Stock of the Company, which shares represent approximately 1.125% of the outstanding shares of the Company immediately prior to the execution of this Agreement ("Warrant W-1") and attached hereto as Exhibit 1; and (iii) an additional warrant to purchase an aggregate of 166,148 shares Common Stock of the Company which shares represent approximately 1.125% of the outstanding shares of the Company immediately prior to the execution of this Agreement ("Warrant W-2") and attached hereto as Exhibit 2.

                  C. The Company wishes to condition the exercise of Warrant W-1 and Warrant W-2 (collectively, the "Warrants") upon the completion of certain events related to the research and development of new products by the Company and attached hereto as Exhibit 3 (the "Milestones").

                  D. The authorized capital stock of the Company consists of 120,000,000 shares of Common Stock, 12,515,352 of which are issued and outstanding and 187,778 shares of Series A Preferred Stock, 187,778 of which are issued and outstanding and convertible into 2,253,336 shares of Common Stock. The total number of common stock equivalents as of the date of this Agreement is 14,768,688.

                  E. Scripps wishes to acquire the Common Stock and the Warrants on the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

                  NOW THEREFORE, in consideration for the willingness to enter into the License Agreement and for the mutual covenants and representations herein set forth, the Company and Scripps agree as follows:


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  F. ISSUANCE OF STOCK. As part of the consideration for the grant of the licenses set forth in the License Agreement, the Company hereby issues to Scripps, and Scripps hereby acquires from the Company, 110,765 shares of the Company's Common Stock (the "Shares") valued at a price of $0.0225 per share.

                  G. WARRANTS. As further consideration, the Company hereby issues to Scripps the Warrants, valued at a price of $0.0225 per share subject to the terms and conditions contained in the Warrants, for the grant of certain licenses as provided in the License Agreement.

                  H. LEGENDS. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

                  1. "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  2. Any legend required to be placed thereon by the California Commissioner of Corporations or any other applicable state securities laws.

                  I. INVESTMENT REPRESENTATIONS; RESTRICTION ON TRANSFER. In connection with the purchase of the Shares, Scripps represents to the Company the following:

                           (a)      INFORMATION CONCERNING THE COMPANY.  Scripps
is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

                                    1.      INVESTMENT INTENT.  Scripps is
purchasing these Shares for investment for Scripps' own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                                    2.      RESIDENCE.  Scripps' principal
residence is within the State of California and is located at the address indicated beneath Scripps' signature below.

                                    3.      RISK.   Scripps understands that the
Company is a start-up venture with limited financial and other resources and that purchase of the Shares will be a highly speculative investment and involves a high degree of risk, and Scripps is able, without impairing financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of Scripps' investment.

                                    4.      RESTRICTED SECURITIES.  Scripps
acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and must be

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Scripps further acknowledges and understands that the Company is under no obligation to register the Shares. Scripps understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

                                    5.      RULE 144.  Scripps is familiar
with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 144 requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable. Although the exemption from registration available under Rule 144 is not necessarily exclusive, Scripps acknowledges that it may bear a substantial burden of proof in establishing the existence of an exemption under the Securities Act if the requirements under Rule 144 are not satisfied.

                                    6.      TAXES.  Scripps understands that
Scripps' investment in the Company may result in personal tax consequences. Scripps shall rely solely on the determinations of its tax advisors or its own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters.

                                    7.      NO PUBLIC MARKET.  Scripps
understands that no public market now exists for any securities issued by the Company and that there is no assurance that a public market will ever exist for the Shares.

                  J. MARKET STAND-OFF. Scripps agrees, in connection with the initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any securities of the Company held by Scripps (other than those securities included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

                  K. STATE SECURITIES LAW. The sale of the securities which are the subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification is unlawful, unless the sale of securities is exempt from the qualification by Section 25100, 25102, or 25105 of the California Corporations

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Code. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

                  L. TRANSFER TO INVENTORS. Subject to applicable state and federal securities laws, the Company shall permit the transfer of shares of Common Stock and Warrants issued pursuant to this Agreement to those inventors whose technology is covered by the License Agreement as directed by Scripps, provided such inventors acquire such securities on the same terms and conditions as such securities are acquired by Scripps.

                  M. GENERAL PROVISIONS.

                                    1.      GOVERNING LAW.  This Agreement
shall be governed by the internal laws of the State of California as applied to agreements made and performed in California by residents of California.

                                    2.      ENTIRE AGREEMENT.  This Agreement
represents the entire agreement between the parties with respect to the purchase of Common Stock by Scripps and may only be modified or amended in writing signed by both parties.

                  IN WITNESS WHEREOF, the parties have duly executed this Common Stock Purchase Agreement as of the day and year first set forth above.

DRUGABUSE SCIENCES, INC,                   THE SCRIPPS RESEARCH INSTITUTE
a California corporation                   a California nonprofit public benefit
                                           corporation

By:  /s/ Philippe Pouletty                 Name:  /s/ Arnold LaGuardia
    ----------------------------------           -----------------------------
Title:  Chairman                           By:   Arnold LaGuardia, Sr. V.P.
    ----------------------------------           -----------------------------
                                           10550 N. Toreey Pines Rd.
                                           -----------------------------------
                                           Address

                                           La Jolla, CA  92037
                                           -----------------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 1

                                   Warrant W-1










[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

NO.:  W-1                                                            Void after
                                                                   June 18, 2016

                            DRUGABUSE SCIENCES, INC.

                          COMMON STOCK PURCHASE WARRANT

                              Issued June 18, 1996

                  This Warrant is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to The Scripps Research Institute, a California nonprofit public benefit corporation, (the "Holder") by DrueAbuse Sciences, Inc., a California corporation (the "Company").

                  1. PURCHASE OF SHARES. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant to the Company, to purchase from the Company fully paid and non-assessable shares of the Company's Common Stock (as adjusted pursuant to Section 10 hereof, the "Shares").

                  2. PURCHASE PRICE. The purchase price per share for the Shares shall be $.0225, (the "Warrant Price"). The number of shares of Common Stock purchasable upon exercise of this Warrant shall be 166,148 shares.

                  3. EXERCISE PERIOD. This Warrant is exercisable upon the completion of certain events related to the research and development of new products by the Company and attached hereto as Schedule 1 (the "Milestones"), at any time before the close of business on June 18, 2016.

                  4. METHOD OF EXERCISE. While this Warrant remains outstanding, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby in accordance with Section 3 above. Such exercise shall be effected by the surrender of this Warrant to the Chief Financial Officer of the Company at its principal offices, together with the payment to the Company (i) in cash, by check or by wire transfer to an account designated by the Company, (ii) by cancellation by the Holder of any then-outstanding indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii) of an amount equal to the aggregate purchase price for the number of Shares being purchased.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  5. NET ISSUE EXERCISE. In lieu of the payment methods set forth in Section 4 above, immediately prior to, or at any time after, the closing of an Initial Public Offering, the Holder may elect to exchange all or a portion of this Warrant for Shares equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 5, the Holder shall tender to the Company the Warrant for the amount being exchanged, with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of Shares computed using the following formula:

              X = Y (A-B)

                    A

         Where      X     =     the number of Shares to be issued to
                                the Holder.

                    Y     =     the number of Shares purchasable
                                under the amount of the Warrant
                                being exchanged (as adjusted to the
                                date of such calculation).

                    A     =     the Fair Market Value of one Share.

                    B     =     the Purchase Price (as adjusted to
                                the date of such calculation).

                  All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 5. Upon receipt of a written notice of the Company's intention to raise capital by selling shares of Common Stock in an Initial Public Offering (the "IPO NOTICE"), which notice shall be delivered to the Holder promptly after the date of filing with the Securities and Exchange Commission of the registration statement associated with such Initial Public Offering, the Holder shall use its reasonable efforts to determine whether or not the Holder will exercise this Warrant pursuant to this Section 5 prior to the completion of the Initial Public Offering. Notwithstanding whether or not an IPO Notice has been delivered to the Holder or any other provision of this Warrant to the contrary, if the Holder decides to exercise this Warrant while a registration statement is on file with the Securities and Exchange Commission in connection with the Initial Public Offering, this Warrant shall be deemed exercised on the closing of the Initial Public Offering and the Fair Market Value of a Share shall be the price at which one share of Common Stock was sold to the public in the Initial Public Offering. If the Holder has elected to exercise this Warrant pursuant to this Section 5 while a registration statement is on file with the Securities and Exchange Commission in connection with an Initial Public Offering and the Initial Public Offering is not completed, then the Holder's exercise of this Warrant shall not be effective.

                  6. EXERCISE NOTICE AND INVESTMENT REPRESENTATIONS. On or prior to the date of each exercise under this Warrant, Holder shall deliver an executed copy of (a) the form of Notice of Exercise attached hereto as
EXHIBIT 1 duly executed by the Holder and (b) the form of Investment Representation Statement attached hereto as EXHIBIT 2.

                  7. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

                  8. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

                  9. RESERVATION OF SHARES. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof

                  10. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

                           (a)      SPLITS  AND  COMBINATIONS.  If the
Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Warrant Price under this Section 10(a), the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Warrant Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Warrant Price per share in effect immediately after such adjustment.

                           (b)      RECLASSIFICATIONS  AND EXCHANGES.  If the
Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted. If thirty percent (30%) or more of the Company's outstanding Common Stock is voluntarily exchanged for a different security issued by the Company, then the Investor shall have the right to elect to receive such security rather than the Common Stock on exercise or conversion of this Warrant.

                           (c)      DIVIDENDS  AND  DISTRIBUTION.  If the
Company declares a non-cash dividend or other distribution on the Common Stock or if a dividend or other distribution on the Common Stock occurs pursuant to the Articles of Incorporation (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Common Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

of the number of shares of Common Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

                  11. NO SHAREHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder including (without limitation) the right to vote, receive preemptive rights or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs or the Company.

                  12. RESTRICTED SECURITIES. The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 or an applicable exemption from registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of the Shares purchased hereunder. The Holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

                  THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THESE SECURITIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

                  13. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the Securities Act of 1933 shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, such Holder will deliver to the Company a written certification satisfactory to the Company that the securities acquired by the Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

                  14. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and assigns.

                  15. AMENDMENT. This Warrant is one of several warrants (the "Bridge Warrants") issued by the Company in further consideration of certain loans made to support the Company's continuing operations prior to the arrangement of and commitment to close the Next Financing. Any term of this Warrant may be amended if agreed to by the Company and holders of Bridge Warrants representing a majority of the shares issuable upon exercise of all Bridge Warrants then outstanding. Notwithstanding the foregoing, no such amendment of this Warrant

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

shall be effective if it would (i) alter the number of shares issuable hereunder, or (ii) affect this Warrant in a manner different than the other Bridge Warrants, unless the Holder hereof consents thereto.

                  16. NON-TRANSFERABILITY. The Holder of this note shall not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in this note without the prior written consent of the Company, with one exception: Scripps may transfer any portion of Scripps' interest in this note to the inventors whose technology is covered by the License Agreement.

                  17. LOCKUP AGREEMENT. In consideration of the Company's issuance of this Warrant, the Holder agrees in connection with an Initial Public Offering not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares issuable hereunder without the prior written consent of an underwriter or underwriters in such Initial Public Offering, for such period of time (not to exceed 180 days) from the effective date of such registration as such underwriter or underwriters may specify.

                  18. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

                  19. GOVERNING LAW. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                                      DRUGABUSE SCIENCES, INC.

                                      By:  Chairman
                                          -----------------------------
                                      Title:
                                            ---------------------------


Accepted and Agreed:

By:
   ------------------------------
             Signature

Arnold LaGuardia, Sr. V.P.
-----------------------------------------
    (Print name and, if applicable, title)


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

DRUGABUSE SCIENCES, INC.

                  The undersigned hereby irrevocably elects to exercise the Warrant for shares of capital stock, as provided for therein, and (check the applicable box):

                  / / Tenders payment of the purchase price in the form of cash, by check or wire transfer, in the amount of $____________________ for __________ shares of Common
                           Stock.

                  / /      Elects the Net Issue Exercise option pursuant to
                           Section 5 of the Warrant, and requests delivery of a net of __________ shares of Common Stock.

                  The undersigned hereby affirms the statements and covenants in
Section 12 of the Warrant. Please issue a certificate or certificates for such shares in the name of, and pay any cash for any fractional share to (please print name, address and social security number)

Name:_______________________________________

Address:____________________________________

Signature:__________________________________

Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

                  If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of the Registered Holder for the balance remaining of the shares purchasable thereunder together with cash in lieu of any fraction of a share in the amount of the current Fair Market Value of one whole share as of the date of exercise multiplied by such fraction.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 2

                       INVESTMENT REPRESENTATION STATEMENT

                                           __________ Shares of Common Stock of
                                                        DrugAbuse Sciences, Inc.

                  In connection with the purchase of the above-listed securities the undersigned hereby represents to DrugAbuse Sciences, Inc. (the "Company") as follows:

                  RECEIPT OF INFORMATION. The undersigned has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock issuable upon exercise of the Warrant dated June __, 1996 (the "Warrant") issued by the Company to the undersigned, and it has examined any information furnished to it by the Company in connection therewith.

                  INVESTMENT REPRESENTATION.

                  (a) The shares of Stock to be received by the undersigned upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, except that it is understood that Scripps may transfer any portion of Scripps' interest in the Warrant and shares of the Company to the inventors of the technology which is the subject of the License Agreement and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant, except as provided herein.

                  (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

                  (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and the Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and
(B) that the proposed transfer will not violate any of said laws. Notwithstanding the provisions of this paragraph, Scripps may transfer any portion of the

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Warrant and shares of the Company to Kim Janda and/or Peter Wirshing, the inventors of the technology which is the subject of the License Agreement without providing additional notice or advice of counsel.

                  (d) The undersigned represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

                  (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available, except as provided otherwise herein. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. The undersigned is aware that the conditions for resale set forth in Rule 144 have not been satisfied.

Dated:  __________

                                   _______________________________________
                                   (Signature)

                                   _______________________________________
                                   (Typed or Printed Name)

                                   _______________________________________
                                   (Title)


                                       2

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE 1

                                   MILESTONES

                  1. Warrant W-l is exercisable upon the filing of an investigational new drug application ("IND") for an efficacy clinical trial sponsored by Licensee or its Sublicensee with the U.S. Food and Drug Administration in respect of a Licensed Product.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 2

                                   Warrant W-2










[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

NO.:  W-1                                                            Void after
                                                                   June 18, 2016

                            DRUGABUSE SCIENCES, INC.

                          COMMON STOCK PURCHASE WARRANT
                              Issued June 18, 1996

                  This Warrant is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to The Scripps Research Institute, a California nonprofit public benefit corporation, (the "Holder") by DrueAbuse Sciences, Inc., a California corporation (the "Company").

                  20. PURCHASE OF SHARES. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant to the Company, to purchase from the Company fully paid and non-assessable shares of the Company's Common Stock (as adjusted pursuant to Section 10 hereof, the "Shares").

                  21. PURCHASE PRICE. The purchase price per share for the Shares shall be $.0225, (the "Warrant Price"). The number of shares of Common Stock purchasable upon exercise of this Warrant shall be 166,148 shares.

                  22. EXERCISE PERIOD. This Warrant is exercisable upon the completion of certain events related to the research and development of new products by the Company and attached hereto as Schedule 1 (the "Milestones"), at any time before the close of business on June 18, 2016.

                  23. METHOD OF EXERCISE. While this Warrant remains outstanding, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby in accordance with Section 3 above. Such exercise shall be effected by the surrender of this Warrant to the Chief Financial Officer of the Company at its principal offices, together with the payment to the Company (i) in cash, by check or by wire transfer to an account designated by the Company,
(ii) by cancellation by the Holder of any then-outstanding indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii) of an amount equal to the aggregate purchase price for the number of Shares being purchased.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  24. NET ISSUE EXERCISE. In lieu of the payment methods set forth in Section 4 above, immediately prior to, or at any time after, the closing of an Initial Public Offering, the Holder may elect to exchange all or a portion of this Warrant for Shares equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 5, the Holder shall tender to the Company the Warrant for the amount being exchanged, with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of Shares computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

         Where             X        =       the number of Shares to be issued to
                                            the Holder.

                           Y        =       the number of Shares purchasable
                                            under the amount of the Warrant
                                            being exchanged (as adjusted to the
                                            date of such calculation).

                           A        =       the Fair Market Value of one Share.

                           B        =       the Purchase Price (as adjusted to
                                            the date of such calculation).

                  All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 5. Upon receipt of a written notice of the Company's intention to raise capital by selling shares of Common Stock in an Initial Public Offering (the "IPO NOTICE"), which notice shall be delivered to the Holder promptly after the date of filing with the Securities and Exchange Commission of the registration statement associated with such Initial Public Offering, the Holder shall use its reasonable efforts to determine whether or not the Holder will exercise this Warrant pursuant to this Section 5 prior to the completion of the Initial Public Offering. Notwithstanding whether or not an IPO Notice has been delivered to the Holder or any other provision of this Warrant to the contrary, if the Holder decides to exercise this Warrant while a registration statement is on file with the Securities and Exchange Commission in connection with the Initial Public Offering, this Warrant shall be deemed exercised on the closing of the Initial Public Offering and the Fair Market Value of a Share shall be the price at which one share of Common Stock was sold to the public in the Initial Public Offering. If the Holder has elected to exercise this Warrant pursuant to this Section 5 while a registration statement is on file with the Securities and Exchange Commission in connection with an Initial Public Offering and the Initial Public Offering is not completed, then the Holder's exercise of this Warrant shall not be effective.

                  25. EXERCISE NOTICE AND INVESTMENT REPRESENTATIONS. On or prior to the date of each exercise under this Warrant, Holder shall deliver an executed copy of (a) the form of Notice of Exercise attached hereto as EXHIBIT 1 duly executed by the Holder and (b) the form of Investment Representation Statement attached hereto as EXHIBIT 2.

                  26. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

                  27. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

                  28. RESERVATION OF SHARES. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof

                  29.      ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

                           (a)      SPLITS  AND  COMBINATIONS.  If the  Company
at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Warrant Price under this
Section 10(a), the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Warrant Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Warrant Price per share in effect immediately after such adjustment.

                           (b)      RECLASSIFICATIONS  AND EXCHANGES.  If the
Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted. If thirty percent (30%) or more of the Company's outstanding Common Stock is voluntarily exchanged for a different security issued by the Company, then the Investor shall have the right to elect to receive such security rather than the Common Stock on exercise or conversion of this Warrant.

                           (c)      DIVIDENDS  AND  DISTRIBUTION.  If the
Company declares a non-cash dividend or other distribution on the Common Stock or if a dividend or other distribution on the Common Stock occurs pursuant to the Articles of Incorporation (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Common Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

of the number of shares of Common Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

                  30. NO SHAREHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder including (without limitation) the right to vote, receive preemptive rights or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs or the Company.

                  31. RESTRICTED SECURITIES. The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 or an applicable exemption from registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of the Shares purchased hereunder. The Holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

                  THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THESE SECURITIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

                  32. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the Securities Act of 1933 shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, such Holder will deliver to the Company a written certification satisfactory to the Company that the securities acquired by the Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

                  33. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and assigns.

                  34. AMENDMENT. This Warrant is one of several warrants (the "Bridge Warrants") issued by the Company in further consideration of certain loans made to support the Company's continuing operations prior to the arrangement of and commitment to close the Next Financing. Any term of this Warrant may be amended if agreed to by the Company and holders of Bridge Warrants representing a majority of the shares issuable upon exercise of all Bridge Warrants then outstanding. Notwithstanding the foregoing, no such amendment of this Warrant

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

shall be effective if it would (i) alter the number of shares issuable hereunder, or (ii) affect this Warrant in a manner different than the other Bridge Warrants, unless the Holder hereof consents thereto.

                  35. NON-TRANSFERABILITY. The Holder of this note shall not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in this note without the prior written consent of the Company, with one exception:
Scripps may transfer any portion of Scripps' interest in this note to the inventors whose technology is covered by the License Agreement.

                  36. LOCKUP AGREEMENT. In consideration of the Company's issuance of this Warrant, the Holder agrees in connection with an Initial Public Offering not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares issuable hereunder without the prior written consent of an underwriter or underwriters in such Initial Public Offering, for such period of time (not to exceed 180 days) from the effective date of such registration as such underwriter or underwriters may specify.

                  37. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

                  38. GOVERNING LAW. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                                          DRUGABUSE SCIENCES, INC.

                                          By:  /s/ Philippe Pouletty
                                             --------------------------------
                                          Title:  Chairman
                                                -----------------------------

Accepted and Agreed:

By:  /s/ Arnold LaGuardia
   -----------------------------------
             Signature

Arnold LaGuardia, Sr. V.P.
--------------------------------------
(Print name and, if applicable, title)


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

DRUGABUSE SCIENCES, INC.

                  The undersigned hereby irrevocably elects to exercise the Warrant for shares of capital stock, as provided for therein, and (check the applicable box):

                  / / Tenders payment of the purchase price in the form of cash, by check or wire transfer, in the amount of $____________________ for __________ shares of Common
                           Stock.

                  / /      Elects the Net Issue Exercise option pursuant to
                           Section 5 of the Warrant, and requests delivery of a net of __________ shares of Common Stock.

                  The undersigned hereby affirms the statements and covenants in Section 12 of the Warrant. Please issue a certificate or certificates for such shares in the name of, and pay any cash for any fractional share to (please print name, address and social security number)

Name:______________________________

Address:___________________________

Signature:_________________________

Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

                  If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of the Registered Holder for the balance remaining of the shares purchasable thereunder together with cash in lieu of any fraction of a share in the amount of the current Fair Market Value of one whole share as of the date of exercise multiplied by such fraction.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 2

                       INVESTMENT REPRESENTATION STATEMENT

                                            __________ Shares of Common Stock of
                                                        DrugAbuse Sciences, Inc.

                  In connection with the purchase of the above-listed securities the undersigned hereby represents to DrugAbuse Sciences, Inc. (the "Company") as follows:

                  RECEIPT OF INFORMATION. The undersigned has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock issuable upon exercise of the Warrant dated June __, 1996 (the "Warrant") issued by the Company to the undersigned, and it has examined any information furnished to it by the Company in connection therewith.

                  INVESTMENT REPRESENTATION.

                  (a) The shares of Stock to be received by the undersigned upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, except that it is understood that Scripps may transfer any portion of Scripps' interest in the Warrant and shares of the Company to the inventors of the technology which is the subject of the License Agreement and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant, except as provided herein.

                  (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

                  (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and the Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) that the proposed transfer will not violate any of said laws. Notwithstanding the provisions of this paragraph, Scripps may transfer any portion of the

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Warrant and shares of the Company to Kim Janda and/or Peter Wirshing, the inventors of the technology which is the subject of the License Agreement without providing additional notice or advice of counsel.

                  (d) The undersigned represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

                  (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available, except as provided otherwise herein. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. The undersigned is aware that the conditions for resale set forth in Rule 144 have not been satisfied.


Dated:  __________

                                   ________________________________
                                   (Signature)


                                   ________________________________
                                   (Typed or Printed Name)


                                   ________________________________
                                   (Title)

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE 1

                                   MILESTONES

                  1. Warrant W-2 is exercisable upon demonstration of human clinical efficacy for a primary end point in a Phase II clinical trial sponsored by Licensee or its Sublicensee in respect of a Licensed Product.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 3

                                   Milestones

                  1. Warrant W-1 is exercisable upon the filing of an investigational new drug application ("IND") for an efficacy clinical trial sponsored by Licensee or its Sublicensees with the U.S. Food and Drug Administration in respect of a Licensed Product.

                  2. Warrant W-2 is exercisable upon demonstration of human clinical efficacy for a primary end point in a Phase II clinical trial sponsored by Licensee or its Sublicensee in respect of a Licensed Product.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT C

                               FORM OF SUBLICENSE

                  This Sublicense Term Sheet is entered into and made effective as of ____________________, 19__ by and between ______________________________, a __________ located at _______________________________________________________
("Licensee") and ______________________________, a ____________________ located at ________________________________________ ("Sublicensee").

                  GRANT OF SUBLICENSE. Licensee hereby grants to Sublicensee a sublicense under and on all the same terms and conditions of that certain License Agreement between Licensee and The Scripps Research Institute, a California nonprofit public benefit corporation ("Scripps") attached hereto as
Exhibit I (the "Master License Agreement"), except as set forth below:

                  a.       Technology subject to Sublicense: _______________
____________________________________________________________________________
____________________________________________________________________________.

                  b.       Term: ___________________________________________
____________________________________________________________________________
____________________________________________________________________________.

                  c.       Royalty Payments: _______________________________
____________________________________________________________________________
____________________________________________________________________________.

                  d.       Commercial Development Obligations: _____________
____________________________________________________________________________
____________________________________________________________________________.

                  By its signature below, Sublicensee agrees to be bound by all of the terms and conditions of the Master License Agreement, as modified hereby, for the benefit of Licensee and Scripps.


LICENSEE:                                      SUBLICENSEE:


____________________________                   ________________________________

By:_________________________                   By:_____________________________

Title:______________________                   Title:__________________________


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT D

                                   MILESTONES

                  1. The filing of an investigational new drug application ("IND") for an efficacy clinical trial sponsored by Licensee or its Sublicensee with the U.S. Food and Drug Administration in respect of a Licensed Product.

                  2. Upon demonstration of human clinical efficacy for a primary end point in a Phase II clinical trial sponsored by Licensee or its Sublicensee in respect of a Licensed Product.











[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.